Exhibit 10.8.2

AMENDMENT NO. 2 TO FIVE YEAR CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of April 19, 2002 by and among Nationwide Mutual Insurance Company (“Nationwide Mutual”), Nationwide Life Insurance Company (“Nationwide Life”), Nationwide Financial Services, Inc. (“NFS”; Nationwide Mutual, Nationwide Life and NFS are herein referred to individually as a “Borrower” and collectively as the “Borrowers”), Bank One, NA, individually and as agent (the “Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrowers, the Agent and the Lenders are party to that certain Five Year Credit Agreement dated as of May 25, 2000 (as heretofore amended, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrowers, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. On the date this Amendment becomes effective pursuant to Section 3 below, Section 5.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

5.12 Material Agreements. Neither such Borrower nor any Material Subsidiary of such Borrower is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither such Borrower nor any Material Subsidiary of such Borrower is in default (beyond any applicable grace or notice period with respect thereto, if any) in the performance, observance or fulfillment of (a) any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect, or (b) any monetary obligation under any agreement or instrument evidencing or governing Indebtedness.

2. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

(a) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate proceedings and that this Amendment is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar law affecting creditors’ rights generally and by general principles of equity;

(b) After giving effect to this Amendment, each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date;

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing with respect to such Borrower.

3. Effective Date. Section 1 of this Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. Each Borrower hereby affirms its joint and several obligation under Section 9.6 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and time charges of attorneys for the Agent with respect thereto.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

BANK ONE, NA, as Agent and as a Lender

By:	/s/ Illegible

Title:	Director

THE CHASE MANHATTAN BANK, as a Lender

By:

Title:

[TO AMENDMENT NO. 2]

THE BANK OF NEW YORK, as a Lender

By:	/s/ Illegible

Title:	Vice President

CITICORP USA, INC., as a Lender

By:	/s/ Illegible

Title:	Vice President

REVOLVING COMMITMENT VEHICLE CORPORATION, as a Lender

By:	Morgan Guaranty Trust Company of New York, as Attorney-in-Fact for Revolving Commitment Vehicle Corporation

By:

Title:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Illegible

Title:	Managing Director

FIRST UNION NATIONAL BANK, as a Lender

By:

Title:

MELLON BANK, N.A., as a Lender

By:	/s/ Illegible

Title:	Assistant Vice President

[TO AMENDMENT NO. 2]

FLEET NATIONAL BANK, as a Lender

		By:	/s/ David A. Bosselalt

David A. Bosselalt
		Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

		By:	/s/ Illegible

		Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Illegible	By:	/s/ Illegible

Title:	Vice President	Title:	Vice President

FIRSTAR BANK, NA, as a Lender

By:

Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

		By:	/s/ Mark A. Scurci

		Title:	Vice President

NATIONAL CITY BANK, as a Lender

		By:	/s/ Illegible

		Title:	Vice President

[TO AMENDMENT NO. 2]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Illegible

Title:	Vice President

WACHOVIA BANK, NA, as a Lender

By:	/s/ Illegible

Title:	Director

FIFTH THIRD BANK, CENTRAL OHIO, as a Lender

By:	/s/ Illegible

Title:	Vice President

FIRST HAWAIIAN BANK, as a Lender

By:

Title:

S-4

[TO AMENDMENT NO. 2]